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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2003


                        State Auto Financial Corporation

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             (Exact name of registrant as specified in its charter)

                                      Ohio

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                 (State or other jurisdiction of incorporation)


               0-19289                              31-1324304
    --------------------------------- --------------------------------------
        (Commission File Number)         (IRS Employer Identification No.)


                518 East Broad Street, Columbus, Ohio 43215-3976

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               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (614) 464-5000
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                                       N/A

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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a letter dated June 6, 2003, from Robert H. Moone, President and Chief Executive Officer of State Auto Financial Corporation, to Gregory M. Shepard.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

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

         Exhibit No.       Description
         -----------       -----------
         99.1              Letter dated June 6, 2003, from Robert H. Moone, President and Chief
                           Executive Officer of State Auto Financial Corporation, to Gregory M.
                           Shepard.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             State Auto Financial Corporation

Date:   June 6, 2003                         By: /s/ Robert H. Moone
                                                 ------------------------------
                                                 Robert H. Moone, President and
                                                 Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                Description of Exhibit
-----------                ----------------------

   99.1                    Letter dated June 6, 2003, from Robert H. Moone, President and
                           Chief Executive Officer of State Auto Financial Corporation, to
                           Gregory M. Shepard.
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